------------------------------------------------------------------------------
------------------------------------------------------------------------------


                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 11, 1998


                      FIRSTPLUS FINANCIAL GROUP, INC.
------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

            NEVADA                       0-27750                75-2561085
-------------------------------      ----------------       ------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
        incorporation)                   Number)            Identification No.

      1600 VICEROY, 8TH FLOOR   DALLAS, TEXAS                     75235
-----------------------------------------------------       ------------------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (214) 599-6400


------------------------------------------------------------------------------
------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS.

     On March 11, 1998, FIRSTPLUS Financial Group, Inc. (the "Company") and LIFE Financial Corporation ("LIFE") entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby LIFE will be acquired by the Company. Under the Merger Agreement, a newly formed, wholly owned subsidiary of the Company will merge with and into LIFE, with LIFE being the surviving corporation in the merger ("Merger"). The Merger is structured as a stock-for-stock merger whereby LIFE stockholders will receive approximately $20.00 in value of FIRSTPLUS voting common stock for each share of LIFE common stock, to the extent FIRSTPLUS common stock trades between $30.00 and $40.00 per share.

     It is anticipated that the Merger will be treated as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended and a "pooling of interests."

     Completion of the Merger is subject to certain conditions, including (i) approval by the stockholders of LIFE; (ii) approval by the Office of Thrift Supervision and other requisite regulatory authorities; (iii) receipt of an opinion of counsel for LIFE that the Merger will be treated as a tax-free reorganization for federal income tax purposes; and (iv) other conditions to closing that are customary in transactions of this type.

     The terms of the Merger and the transactions related thereto are contained in the Merger Agreement, which is filed as an exhibit to this current report on Form 8-K. Reference is made to such document for a more complete description of the terms and provisions of the proposed acquisition.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.
          Not Applicable.

     (c)  EXHIBITS.

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

     10.1 Agreement and Plan of Merger, dated as of March 11, 1998

     99.1 Press Release

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                             FIRSTPLUS FINANCIAL GROUP, INC.


Date:  March 12, 1998                        By:  /s/ Eric C. Green
                                                  --------------------------
                                             Name:  Eric C. Green
                                             Title: President